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                                                                    EXHIBIT 10.6

                               MEMBERS' AGREEMENT

     MEMBERS' AGREEMENT (this "AGREEMENT") dated as of February 7, 1997 by and among CoreChange, LLC, a Delaware limited liability company (the "Company"), and the persons listed as Members in the signature pages hereto (collectively, the "MEMBERS" and individually, a "MEMBER").

     In consideration of the agreements set forth below, the interests of the Company and its present and future Members, the parties hereby agree with each other as follows:

     1. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following respective meanings:

     "UNITS" shall mean and include all Class A Units, and all other securities of the Company which may be issued in exchange for or in respect of Class A Units;

     "CLASS A UNITS" include all such units now owned or hereafter acquired by any Member;

     "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act;

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time; and

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     2. INCIDENTAL REGISTRATION. If the Company at any time (other than pursuant to Section 3) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the securities held by the Members for sale to the public), each such time it will give written notice to all Members of its intention to do so. Upon the written request of any such Member, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its securities, the Company will use its best efforts to cause the securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such securities so registered. In the event that any registration pursuant to this
Section 2 shall be, in whole or in part, an underwritten public offering of common stock, the number of shares to be included in such an underwriting may be reduced (pro rata among the requesting Members based upon the number of securities owned by such Members) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided however, that such number of shares shall not be reduced if any


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shares are to be included in such underwriting for the account of any person other than the Company or requesting Members.

     3. REGISTRATION ON FORM S-3. (a) If at any time (i) a Member or Members request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the securities held by such requesting Member or Members, the reasonably anticipated aggregate price of securities to the public of which would exceed $ 1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such securities, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of securities specified in such notice.

          (b) Following receipt of any notice under this Section 3, the Company shall immediately notify all Members from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of securities specified in such notice (and in all notices received by the Company from other Members within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of common stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed.

          (c) The Company shall be entitled to include in any registration statement referred to in this Section 3, for sale in accordance with the method of disposition specified by the requesting holders, securities to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the securities to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 3 until the completion of the period of distribution of the registration contemplated thereby.

     4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 3 to use its best efforts to effect a registration under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all


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securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each seller of securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the securities covered by such registration statement;

          (d) use its best efforts to register or qualify the securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to list the securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

          (f) immediately notify each seller of securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) if the offering is underwritten and at the request of any seller of securities, use its best efforts to furnish on the date that securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days


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prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

          (h) make available for inspection by each seller of securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          For purposes of Section 4(a) and 4(b) and of Section 3(c), the period of distribution of securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of securities in any other registration shall be deemed to extend until the earlier of the sale of all securities covered thereby and 120 days after the effective date thereof.

          In connection with each registration hereunder, the sellers of securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

          In connection with each registration pursuant to Sections 2 or 3 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     5. EXPENSES. All expenses incurred by the Company in complying with Sections 2 and 3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the Members, but excluding any Selling Expenses, are called "REGISTRATION EXPENSES". All underwriting discounts and selling commissions applicable to the sale of securities are called "SELLING EXPENSES".

          The Company will pay all Registration Expenses in connection with each registration statement under Sections 2 or 3. All Selling Expenses in connection with each registration statement under Sections 2 or 3 shall be borne by the participating sellers in proportion to the number of securities sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

     6. INDEMNIFICATION AND CONTRIBUTION. (a) In the event of a registration of any of the securities under the Securities Act pursuant to Sections 2 or 3, the Company will indemnify and


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hold harmless each seller of such securities thereunder, each underwriter of such securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act pursuant to Sections 2 or 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

          (b) In the event of a registration of any securities under the Securities Act pursuant to Sections 2 or 3, each seller of such securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such securities was registered under the Securities Act pursuant to Sections 2 or 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of securities covered by such registration statement.


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          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 6 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 6 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Member exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Member or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     7. RIGHT TO PARTICIPATE IN SALE OF ADDITIONAL SECURITIES. The Company hereby covenants and agrees that it shall not issue or sell any (i) units of the Company, (ii) bonds,


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certificates of indebtedness, debentures or other securities convertible into or carrying any rights to purchase units of the Company, or (iii) options, warrants or other rights to subscribe for, purchase or otherwise acquire any units of the Company unless the Company first submits a written offer to the Members to permit them to purchase their proportionate share of such units or securities on terms and conditions, including price, not less favorable to the Members than those offered by such other prospective purchaser. Each member shall have the right to elect to purchase up to its proportionate share of such units or securities based on the ratio which the, units of the Company owned by the Member or obtainable by said Member upon exercise of the Warrant bears to all the issued and outstanding units of the Company. The Company's offer to the Members shall remain open and irrevocable for a period of fifteen (15) days. Any units or securities offered to the Members pursuant to this Section 7 which such Members have not elected to purchase within the time fixed herein may, within one hundred and twenty (120) days after the date for making such election, be sold by the Company at not less than the same price and upon terms not materially less favorable to the Company than were offered to the Members but may not otherwise be sold without renewed compliance with this Section 7.

     8. SPECIFIC ENFORCEMENT. Each Member expressly agrees that the other Members and the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by a Member, the other Members and the Company shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

     9. NOTICES. Notices given hereunder shall be deemed to have been duly given on the date of personal delivery, on the date of postmark if mailed by certified or registered mail, return receipt requested, or on the date sent by telecopier or telex to the party being notified at his or its address specified on the applicable signature page hereto or such other address as the addressee may subsequently notify the other parties of in writing.

     10. ENTIRE AGREEMENT AND AMENDMENTS. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto. Members owning at least a majority of the Units may effect any such waiver, modification, amendment or termination of this Agreement on behalf of all Members PROVIDED, HOWEVER, that no such waiver, modification, amendment or termination may be made which in any way prejudices or alters the rights of Ulf Arnetz without the prior written consent of Ulf Arnetz. Except for the Limited Liability Company Agreement dated March 14, 1996 by and among the Company and the persons named therein (the "LLC Agreement"), the terms of which shall have precedence over any term or provision of this Agreement that conflicts or is inconsistent with the terms or provisions of the LLC Agreement, to the extent any term or other provision of any other indenture, agreement or instrument by which any party hereto is bound conflicts with this Agreement, this Agreement shall have precedence over such conflicting term or provision.

     11. GOVERNING LAW; SUCCESSORS AND ASSIGNS. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties.


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     12. WAIVERS. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     13. SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     14. CAPTIONS. Captions are for convenience only and are not deemed to be part of this Agreement.

     15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WINTESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                              THE COMPANY:

                              CORECHANGE, LLC

                              By: /S/ ULF ARNETZ
                                 -------------------------------------------
                                 Ulf Arnetz, President

                              Address: 260 Franklin Street, Suite 1890
                                       Boston, MA 02110

                              MEMBERS:

                             /S/ ULF ARNETZ
                             -----------------------------------------------
                             Ulf Arnetz

                             Address: 44 WHITING ROAD
                                      WELLESLEY, MA 02181

                             /S/ MONA ARNETZ
                             -----------------------------------------------
                             Mona Arnetz

                             Address: 44 WHITING ROAD
                                      WELLESLEY, MA 02181

                             CAMBRIDGE TECHNOLOGY PARTNERS (MASSACHUSETTS), INC.


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                             By: /S/ JAMES P. O'HARE
                                 -------------------
                                 James P. O'Hare, Senior Vice President

                             Address: 304 Vassar Street
                                      Cambridge. MA 02139